                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date Of Report (Date Of Earliest Event Reported): 03/14/06

                        CLEAR CHANNEL COMMUNICATIONS INC
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-09645

              TX                                                 74-1787539
(State or Other Jurisdiction of                               (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                                  200 E. Basse
                              San Antonio, TX 78209
          (Address of Principal Executive Offices, Including Zip Code)

                                  210-822-2828
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

                       Items to be Included in this Report

Item 1.01 Entry into a Material Definitive Agreement

     On March 14, 2006, Clear Channel Communications, Inc. entered into an underwriting agreement with Banc of America Securities LLC and Wachovia Capital Markets, LLC for the public offering of $500 million of Clear Channel's 6.25% Notes Due 2011. Closing of the offering is expected to occur on March 21, 2006. The underwriting agreement is filed as an exhibit listed in Item 9.01 below.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

1.1   Underwriting Agreement dated March 14, 2006, by and among Clear Channel
      Communications, Inc., Banc of America Securities LLC, and Wachovia Capital
      Markets, LLC.

                                  Signature(s)

     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                        CLEAR CHANNEL COMMUNICATIONS, INC.


Date: March 20, 2006                    By: /s/ HERBERT W. HILL JR.
                                            ------------------------------------
                                            Herbert W. Hill, Jr.
                                            Sr. Vice President/Chief Accounting
                                            Officer

                                INDEX TO EXHIBITS

1.1   Underwriting Agreement dated March 14, 2006, by and among Clear Channel
      Communications, Inc., Banc of America Securities LLC, and Wachovia Capital
      Markets, LLC.